                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nathan L. Headley and Richard M. Brooks, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Physicians Clinical Laboratory, Inc., a Delaware corporation (the "Company"), the Company's Annual Report on Form 10-K for the Fiscal Year Ended February 29, 1996, and all amendments thereto, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1996.


                                              /s/ NATHAN L. HEADLEY
                                              ----------------------------
                                              Nathan L. Headley

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nathan L. Headley and Richard M. Brooks, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Physicians Clinical Laboratory, Inc., a Delaware corporation (the "Company"), the Company's Annual Report on Form 10-K for the Fiscal Year Ended February 29, 1996, and all amendments thereto, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1996.


                                              /s/ STHPHEN L. BAUER
                                              ----------------------------
                                              Stephen N. Bauer

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nathan L. Headley and Richard M. Brooks, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Physicians Clinical Laboratory, Inc., a Delaware corporation (the "Company"), the Company's Annual Report on Form 10-K for the Fiscal Year Ended February 29, 1996, and all amendments thereto, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1996.


                                              /s/ TODD A. MURRAY
                                              ----------------------------
                                              Todd A. Murray

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nathan L. Headley and Richard M. Brooks, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Physicians Clinical Laboratory, Inc., a Delaware corporation (the "Company"), the Company's Annual Report on Form 10-K for the Fiscal Year Ended February 29, 1996, and all amendments thereto, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1996.


                                              /s/ RAYMOND NELSON
                                              ----------------------------
                                              Raymond Nelson

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nathan L. Headley and Richard M. Brooks, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Physicians Clinical Laboratory, Inc., a Delaware corporation (the "Company"), the Company's Annual Report on Form 10-K for the Fiscal Year Ended February 29, 1996, and all amendments thereto, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1996.


                                              /s/ NEIL L. PENINGTON
                                              ----------------------------
                                              Neil L. Pennington

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nathan L. Headley and Richard M. Brooks, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Physicians Clinical Laboratory, Inc., a Delaware corporation (the "Company"), the Company's Annual Report on Form 10-K for the Fiscal Year Ended February 29, 1996, and all amendments thereto, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1996.



                                              /s/ VINCENT H. SCHMITZ
                                              ----------------------------
                                              Vincent H. Schmitz

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nathan L. Headley and Richard M. Brooks, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Physicians Clinical Laboratory, Inc., a Delaware corporation (the "Company"), the Company's Annual Report on Form 10-K for the Fiscal Year Ended February 29, 1996, and all amendments thereto, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1996.


                                              /s/ DENNIS H. TOOTELIAN
                                              ----------------------------
                                              Dennis H. Tootelian

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nathan L. Headley and Richard M. Brooks, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Physicians Clinical Laboratory, Inc., a Delaware corporation (the "Company"), the Company's Annual Report on Form 10-K for the Fiscal Year Ended February 29, 1996, and all amendments thereto, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1996.


                                              /s/ JOHN R. WHEATON
                                              ----------------------------
                                              John R. Wheaton

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nathan L. Headley and Richard M. Brooks, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Physicians Clinical Laboratory, Inc., a Delaware corporation (the "Company"), the Company's Annual Report on Form 10-K for the Fiscal Year Ended February 29, 1996, and all amendments thereto, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1996.


                                              /s/ JOHN R. BURGIS
                                              ----------------------------
                                              John R. Burgis

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nathan L. Headley and Richard M. Brooks, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Physicians Clinical Laboratory, Inc., a Delaware corporation (the "Company"), the Company's Annual Report on Form 10-K for the Fiscal Year Ended February 29, 1996, and all amendments thereto, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1996.


                                              /s/ MICHAEL T. KUTZMAN
                                              ----------------------------
                                              Michael T. Kutzman

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Nathan L. Headley and Richard M. Brooks, and each of them, the true and lawful attorney and attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Physicians Clinical Laboratory, Inc., a Delaware corporation (the "Company"), the Company's Annual Report on Form 10-K for the Fiscal Year Ended February 29, 1996, and all amendments thereto, and to deliver and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1996.


                                              /s/ RICHARD M. BROOKS
                                              ----------------------------
                                              Richard M. Brooks